Exhibit 4.7
                                                                     -----------

                            Form of Right Certificate


Certificate No. R-                                     RIGHTS
                                                 -----




                  NOT EXERCISABLE AFTER NOVEMBER 1, 2010, OR, IF EARLIER, IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. ANY RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME VOID AND WILL NO LONGER BE TRANSFERABLE.



                                RIGHT CERTIFICATE

                         WARWICK COMMUNITY BANCORP, INC.



                  This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 17, 2000,( as the same may be amended from time to time, "Rights Agreement"), by and between Warwick Community Bancorp, Inc., a Delaware corporation ("Company"), and Registrar and Transfer Company ("Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on November 1, 2010 at the designated office of the Rights Agent, or at the office of its successor as Rights Agent, a one one-hundredth interest in a fully-paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share ("Preferred Shares"), of the Company, at a purchase price of $50.00 ("Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably require. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths interests in Preferred Shares that may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of , 20 , based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredth interests in Preferred Shares that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

                  This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the of the Rights Agent.

                  This Right Certificate, with or without other Right Certificates, upon surrender at the designated office of the Rights Agent, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably require, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of interests in Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be, and under certain circumstances are required to be, redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's common stock, par value $0.01 per share.

                  No fractional interests in Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractional interests that are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ___________ ___, 20__.


                                            WARWICK COMMUNITY BANCORP, INC.
                                            -------------------------------



                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


Attest:

By:
   -------------------------------
   Name:
   Title:

Countersigned:


REGISTRAR AND TRANSFER COMPANY,
  AS RIGHTS AGENT



By:
   -------------------------------
       Authorized Signatory


Dated:___________ ___, 20__

                    Form of Reverse Side of Right Certificate


                               FORM OF ASSIGNMENT


                              (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)


                  FOR VALUE RECEIVED ___________________________________ hereby sell(s), assign(s) and transfer(s) unto ___________________________________
                                   (Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and do(es) hereby irrevocably constitute(s) and appoint(s) _________________________ __________ as Attorney, to transfer the within Right Certificate on the books of Warwick Community Bancorp, Inc. with full power of substitution.

Dated: ___________________________________, 20__

                                                  _________________________
                                                           Signature


                                                  _________________________
                                                           Signature

Signature Guarantee:

                  Signatures must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

--------------------------------------------------------------------------------


                  The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                                  _________________________
                                                           Signature


                                                  _________________________
                                                           Signature

--------------------------------------------------------------------------------

            [Form of Reverse Side of Right Certificate -- continued]


                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                  (To be executed by registered holder if such
               holder desires to exercise the Right Certificate.)


To:      WARWICK COMMUNITY BANCORP, INC.

                  The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the interests in Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such interests in Preferred Shares be issued in the name of:

----------------------------

----------------------------

----------------------------



(Please insert social security or
other taxpayer identification number)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:


----------------------------

----------------------------

----------------------------

(Please print name and address)

----------------------------
(Please insert social security or
other taxpayer identification number)

Dated:                                      , 20
       -------------------------------------


                                                  _________________________
                                                           Signature


                                                  _________________________
                                                           Signature

            [Form of Reverse Side of Right Certificate -- continued]


Signature Guarantee:

                  Signatures must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

--------------------------------------------------------------------------------


                  The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                                  _________________________
                                                           Signature


                                                  _________________________
                                                           Signature

--------------------------------------------------------------------------------


                                     NOTICE

                  The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.